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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:      January 31, 2000

                             LanVision Systems, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                         0-28132                    31-1455414
(State or other jurisdiction         (Commission                (IRS Employer
----------------------------         ------------            -------------------
  of incorporation)                  File Number)            Identification No.)

               4700 Duke Drive, Suite 170, Mason , OH, 45040-9374
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                    (Address of principal executive offices)

Registrant's telephone number, including area code            (513) 459-5000
                                                  ------------------------------

Item 1.  Changes in Control of Registrant.

Item 2.  Acquisition or Disposition of Assets.

Item 3.  Bankruptcy or Receivership.

Item 4.  Changes in Registrant's Certifying Accountant.

Item 5.  Other Events.

The Registrant announced that, it has been granted a fifteen day extension to file a January 31, 2000 Unaudited Balance Sheet to demonstrate compliance with Nasdaq listing requirements. See the full text of the News Release attached as Exhibit 99

Item 6.  Resignations of Registrant's Directors.

Item 7.  Financial Statements and Exhibits.

Exhibit No.             Description of Exhibit
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99                      News Release dated January 31, 2000 of
                        LanVision Systems, Inc.
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Item 8.  Change in Fiscal Year


                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LanVision Systems, Inc.

Date: January 31, 2000                               By: /s/ J. Brian Patsy
                                                         -----------------------
                                                         J. Brian Patsy
                                                         Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.             Description of Exhibit
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99                      News Release of LanVision Systems, Inc.
                        Dated January 31, 2000